Waiver dated as of November 3, 1999 (this "Waiver"), to
                  the Credit Agreement referred to below among PLAYBOY ENTERPRISES, INC., a Delaware corporation (the "Company"), PEI HOLDINGS, INC., a Delaware corporation and wholly owned subsidiary of the Company ("PHI"), the financial institutions from time to time party thereto (the "Lenders") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent and as issuing bank.

            A. The parties hereto have entered into a Credit Agreement dated as of February 26, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

            B. Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower (as defined in the Credit Agreement) pursuant to the terms and subject to the conditions set forth therein.

            C. The Company and PHI have requested that the Required Lenders agree to waive certain provisions of the Credit Agreement as set forth herein and the Lenders are willing, on the terms and subject to the conditions set forth below, to waive such provisions of the Credit Agreement as provided herein.

            D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Waiver. The Required Lenders hereby waive compliance with Sections 6.13, 6.14, 6.15 and 6.16 of the Credit Agreement in respect of the period of four consecutive fiscal quarters ending September 30, 1999, provided that the foregoing waiver shall not be effective for purposes of any additional Borrowing or other extension of credit that may be requested under the Credit Agreement and shall cease to be effective on the earlier of (a) January 12, 2000 and (b) the first date after the date hereof upon which any Event of Default shall occur.

            SECTION 2. Representations and Warranties. Each of the Company and PHI hereby represents and warrants to each Lender, on and as of the date hereof, and after giving effect to this Waiver, that:

            (a) After giving effect to this Waiver, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (b) After giving effect to this Waiver, no Event of Default or Default has occurred and is continuing.

            SECTION 3. Effectiveness. This Waiver shall become effective upon receipt by the Administrative Agent of duly executed counterparts of this Waiver that, when taken together, bear the authorized signatures of the Company, PHI and the Required Lenders.

            SECTION 4. Governing Law. THIS Waiver SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            SECTION 5. Expenses. The Borrower shall pay all reasonable out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Waiver, including, but not limited to, the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore, counsel to the Administrative Agent.

            SECTION 6. Counterparts. This Waiver may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Waiver.

            SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.

            SECTION 8. Effect of Waiver. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the date first above written.

                                 PLAYBOY ENTERPRISES, INC,


                                 By /s/ Robert D. Campbell
                                   ---------------------------------------------
                                   Name: Robert D. Campbell
                                   Title: V.P., Treasurer


                                 PEI HOLDINGS, INC.,


                                 By /s/ Robert D. Campbell
                                   ---------------------------------------------
                                   Name: Robert D. Campbell
                                   Title: Treasurer

                                 CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent, Collateral Agent and Issuing Bank,


                                 By /s/ Bill O'Daly        /s/ Chris T. Horgan
                                   ---------------------   ---------------------
                                   Name: Bill O'Daly           Chris T. Horgan
                                   Title: Vice President       Vice President


                                 Lender __________________________,


                                 By
                                   ---------------------------------------------
                                 Name:
                                 Title: